Exhibit 99.03

                                  PRESS RELEASE

CONTACT:     Karen Chrosniak, Director of Investor Relations, or
                  Ed Babcock, VP of Finance
                  Adelphia Business Solutions

                  (877) 496-6704

 ADELPHIA BUSINESS SOLUTIONS ISSUES CLARIFYING GUIDANCE ON FOURTH QUARTER 2000
                         CONSOLIDATED REVENUE ESTIMATE

                       Coudersport, PA - December 14, 2000

Adelphia Communications Corporation ("Adelphia") (NASDAQ NNM: ADLAC) and Adelphia Business Solutions, Inc. ("ABS") (NASDAQ NNM: ABIZ) announced yesterday that Adelphia Business Solutions was providing new guidance on its network expansion plan, capital spending plan and projected operating results for 2001. That press release indicated calendar year 2000 revenue guidance of $340 million, which was a typographical error. The proper figure for expected calendar year 2000 consolidated revenue should be approximately $346 million, which implies expected fourth quarter 2000 consolidated revenues of approximately $103 million. Accordingly, the Company expects consolidated revenue growth of approximately 45% in calendar 2001 to approximately $500 million.

Adelphia Communications Corporation, with headquarters in Coudersport, Pennsylvania, is the sixth largest cable television company in the country. For more information on Adelphia Communications Corporation, or to review an electronic version of this press release, please visit Adelphia's web site at http://www.adelphia.com. Adelphia Business Solutions is a majority owned subsidiary of Adelphia Communications Corporation that provides integrated communications services to business customers through its state-of-the-art fiber optic communications network. ABS has substantially completed the construction of its fully redundant, 18,000-mile long-haul fiber optic network in the eastern-half of the United States which, combined with an estimated 8,000 local fiber route miles in its operating markets, will support ABS's full line of communication service offerings, including local and long distance voice services, messaging, high-speed data and internet services. For more information on Adelphia Business Solutions, or to review an electronic version of this press release, please visit its web site at http://www.adelphia-abs.com.

The statements in this press release that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in Adelphia's and Adelphia Business Solution's filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, acquisitions and divestitures, growth and expansion risks, the availability and cost of capital, government and regulatory policies, the pricing and availability of equipment, materials, inventories and programming, product acceptance, the ability to construct, expand and upgrade its cable systems, fiber optic networks and related facilities, reliance on vendors, technological developments and changes in the competitive environment in which we operate. Additional information regarding factors that may affect the business and financial results of Adelphia and Adelphia Business Solutions can be found in their most recent Quarterly Reports on Form 10-Q filed with the Securities Exchange Commission and their respective Form 10-Ks for the year ended December 31, 1999, as well as in the prospectus and most recent prospectus supplement filed under Registration Statement Nos. 333-78027 and 333-11142 (formerly No. 333-88927), under the section entitled "Risk Factors" contained therein. Neither company undertakes to update any forward-looking statements in this press release or with respect to matters described herein.